UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2023

            First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FFNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders
(a)	The Company’s Annual Meeting was held by means of remote communication on May 11, 2023.
(b)
There were a total of 9,148,086 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 7,104,397 shares of common stock were represented in person or by proxy; therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders and the following are the results as certified by the independent Inspector of Election:

Proposal 1.  Election of Directors.  Two persons were nominated for election each to serve for a three-year term.  Directors are elected by a plurality of the votes cast, meaning that the nominees who receive the most “for” votes are elected as directors, subject to their qualification to serve as directors.  Set forth below are results of the voting for the election of directors:
	FOR		WITHHELD		BROKER NON-VOTES
	No. of votes	Percentage of shares present	No. of votes	Percentage of shares present	No. of broker non-votes

Joseph W. Kiley III	5,768,861	95.2	293,356	4.8	1,042,180
Cindy L. Runger	5,623,800	92.8	438,417	7.2	1,042,180

Based on the voting results set forth above, Joseph W. Kiley III and Cindy L. Runger were elected to each serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2026, each to serve as a director of the Company until their respective successors have been duly elected and qualified.
The terms of Directors Diane C. Davis, Richard P. Jacobson, Ralph C. Sabin, Joann E. Lee and Roger H. Molvar, continued.
Proposal 2. An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the Annual Meeting.  This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Set forth below are results of the voting on this proposal:
For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
5,803,218	95.7	217,609	3.6	41,390	0.7	1,042,180
Based on the voting results set forth above, the compensation of the Company’s named executive officers was approved by the Company’s shareholders.

Proposal 3.  An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years.

One Year	Percent- age of shares present	Two Years	Percent- age of shares present	Three Years	Percent- age of shares present	Abstain	Broker Non-Vote
4,993,841	82.4	58,781	1.0	996,167	16.4	13,427	1,042,180

Based on the voting results set forth above, an advisory vote on executive compensation to be held annually was approved by the Company’s Shareholders.

Proposal 4.   Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.  Set forth below are results of the voting on this proposal:

For	Percentage of shares present	Against	Percentage of shares present	Abstain	Percentage of shares present	Broker Non- Vote
7,047,834	99.2	47,473	0.7	9,090	0.1	N/A
Based on the voting results set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2023 was ratified by the Company’s shareholders.

(c) None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: May 12, 2023	By: /s/ Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer